American Century California Tax-Free and Municipal Funds (ACCTFMF),
American Century Premium Reserves, Inc. (ACPR),
American Century Government Income Trust (ACGIT),
American Century Investment Trust (ACIT),
American Century Municipal Trust (ACMT),
American Century Variable Portfolios II, Inc. (ACVP II)

Prospectus Supplement

Supplement dated September 13, 2001 * Investor, Advisor and C Class Prospectuses
                                      dated October 1, 2000 (ACMT);
                                      January 1, 2001 (ACCTFMF);
                                      May 1, 2001 (ACVP II);
                                      July 1, 2001 (ACIT);
                                      and August 1, 2001 (ACGIT and ACPR)

The American Century money market funds normally accept purchase, redemption and exchange orders, and calculate the net asset value of fund shares, on days when the New York Stock Exchange is open for business. Effective Thursday, September
13, 2001, we will begin processing orders to buy or sell shares of American
Century money market funds even though the Exchange is closed. We will price purchase and redemption orders for these funds as of 3:00 p.m. Central time each business day. Orders to purchase fund shares through ACH transactions or to exchange shares into or out of an American Century money market fund will be processed at the net asset value next calculated once the Exchange opens for business.

SH-SPL-27068